Exhibit 10.18(e)

AMENDMENT NUMBER THREE TO

STATEMENT OF WORK #3

FORD SYNC SYSTEM GEN 2

This Amendment Number Three (“Amendment”) to the Statement of Work #3 Ford Sync System Gen 2 (“SOW 3”) made and entered into June 29, 2010, between BSQUARE Corporation (“BSQUARE”) and Ford Motor Company (“Buyer”, “Ford” or “Company”), and as amended by Amendment Number One and Amendment Number Two, is entered into with an effective date of January 1, 2011 (the “Effective Date”). Capitalized terms not defined in this Amendment shall have the meanings given to them in the Agreement. This Amendment is entered into in order to add additional time and personnel under the terms of SOW 3.

WHEREAS, BSQUARE and Ford agreed under Amendment Number One to amend and replace Table A and Table B of Attachment A of SOW 3 and under Amendment Number Two to add Table B-1 to Attachment A; and

WHEREAS, the parties wish to add additional personnel and extend the time periods for the services of some existing personnel through this Amendment and to state the entire personnel commitments for 2011;

NOW, THEREFORE, the parties hereto agree as follows:

1. The attached Table A shall be added to Attachment A of SOW 3 and replace the original Table A only with respect to the time period commencing on and after the Effective Date of this Amendment. The purpose is to extend the term with respect to the original Table A for an additional twenty seven weeks period and to clarify the full personnel commitment applicable to the year 2011. The provisions of SOW 3 that are applicable to the original Table A shall also apply to Table A except with respect to dates.

2. As of the Effective Date, the attached Table B-2 shall be added to Attachment A of SOW 3 as a new Table in Section 1.

3. Buyer agrees to pay a total of $9,270,520 (the “Amendment 3 Fee”) for the personnel provided pursuant to this Amendment, in accordance with the rates and time periods specified in Table A and Table B-2. Overtime shall be permitted and paid in accordance with the other provisions of SOW 3. The monthly rate per resource is $***, which shall be pro-rated for partial months based on total calendar days in the month. The Amendment 3 Fee shall be invoiced monthly at 1/12th the total, less any prorated adjustments required for partial resources in the month, plus any overtime approved of Ford in writing.

4. As a result of this Amendment, and to approximately account for the value of purchase orders previously issued by Ford, Ford will issue BSQUARE a purchase order in the amount of $***. This purchase order amount does not include any amounts which may be necessary to fund overtime, rebillable expenses and other expenses incurred by BSQUARE as a result of the Amendment, which will be addressed by the parties through separate changes of scope and purchase orders.

5. This Amendment may be executed in two counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Except as altered by this Amendment, all terms of SOW 3, as amended, shall remain undisturbed and in full force and effect.

Ford Amendment 3 to SOW 3 Ford Sync Systems Gen 2 2-2-11

Confidential treatment has been requested for portions of this amendment. This amendment omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this amendment has been filed separately with the Securities and Exchange Commission.

IN Witness Whereof, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the Effective Date

BSQUARE CORPORATION		FORD MOTOR COMPANY

By:	/s/ Scott C. Mahan	By:	/s/ John H. Schneider
Printed Name & Title: Scott C. Mahan, CFO		Printed Name & Title: John H. Schneider CFE-EESE
Date:	2/2/11	Date:	2/6/11

Ford Amendment 3 to SOW 3 Ford Sync Systems Gen 2 2-2-11

Confidential treatment has been requested for portions of this amendment. This amendment omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this amendment has been filed separately with the Securities and Exchange Commission.

TABLE A

The table below reflects the annual rate for the Phase 1 personnel beginning as of the Amendment Effective Date.

Name	Practice Area	Location	FCC Rate	End Date	2011 Rate Total
FCC 1 year core
***	Applications	***	***	12/30/2011	***
***	Applications	***	***	12/30/2011	***
***	Applications	***	***	12/30/2011	***
***	Platform	***	***	12/30/2011	***
***	Platform	***	***	12/30/2011	***
***	Platform	***	***	12/30/2011	***
***	Quality Assurance	***	***	12/30/2011	***
***	Platform	***	***	12/30/2011	***
***	Applications	***	***	12/30/2011	***
***	Applications	***	***	12/30/2011	***
***	Program Management	***	***	12/30/2011	***
***	Applications	***	***	12/30/2011	***
***	Program Management	***	***	12/30/2011	***
***	Exec Mgt	***	***	12/30/2011	***
***	Applications	***	***	12/30/2011	***
***	Platform	***	***	12/30/2011	***
***	Platform	***	***	12/30/2011	***
***	Quality Assurance	***	***	12/30/2011	***
***	Quality Assurance	***	***	12/30/2011	***
***	Platform	***	***	12/30/2011	***
***

Ford Amendment 3 to SOW 3 Ford Sync Systems Gen 2 2-2-11

Confidential treatment has been requested for portions of this amendment. This amendment omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this amendment has been filed separately with the Securities and Exchange Commission.

TABLE B-2

Name	Practice Area	Location	FCC Rate	Renewal Start Date	End Date	2011 Rate Total
***	Applications	***	***	1/1/2011	12/30/2011	***
***	Applications	***	***	1/1/2011	12/30/2011	***
***	Applications	***	***	1/1/2011	12/30/2011	***
***	Applications	***	***	1/1/2011	12/30/2011	***
***	Applications	***	***	1/1/2011	12/30/2011	***
***	Applications	***	***	1/1/2011	12/30/2011	***
***	Platform	***	***	1/1/2011	12/30/2011	***
***	Platform	***	***	1/1/2011	12/30/2011	***
***	Quality Assurance	***	***	1/1/2011	12/30/2011	***
***	Quality Assurance	***	***	1/1/2011	12/30/2011	***
***	Quality Assurance	***	***	1/1/2011	12/30/2011	***
***	Quality Assurance	***	***	1/1/2011	12/30/2011	***
***	Applications	***	***	1/17/2011	12/30/2011	***
***	Applications	***	***	1/17/2011	12/30/2011	***
***	Applications	***	***	1/17/2011	12/30/2011	***
***	Quality Assurance	***	***	1/31/2011	12/30/2011	***
***	Quality Assurance	***	***	1/31/2011	12/30/2011	***
***	Quality Assurance	***	***	1/31/2011	12/30/2011	***
***	Applications	***	***	2/7/2011	12/30/2011	***
***	Applications	***	***	2/14/2011	12/30/2011	***
					Total	***

Ford Amendment 3 to SOW 3 Ford Sync Systems Gen 2 2-2-11

Confidential treatment has been requested for portions of this amendment. This amendment omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this amendment has been filed separately with the Securities and Exchange Commission.

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